                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
NOVEMBER 16, 2000                                             60606
                                                              (800) 257-8787

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

October 13, 2000

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund, each a Massachusetts business trust, and Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc. and Nuveen Insured California Premium Income Municipal Fund 2, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 16, 2000, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except California Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

          i.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

          ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

    b. For California Value, to elect three (3) Board Members for a three year term or until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on September 18, 2000 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
OCTOBER 13, 2000                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), (the aforementioned California Funds will be referred to collectively as the "California Funds"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), (the aforementioned Florida Funds will be referred to collectively as the "Florida Funds"), (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 16, 2000 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    MATTER                        COMMON SHARES   MUNIPREFERRED(1)
-----------------------------------------------------------------------------------
 1a(i). Election of Board Members by all         X                X
        shareholders (except California Value)
        (Robert P. Bremner, Lawrence H. Brown,
        Anne E. Impellizzeri, Peter R. Sawers
        and Judith M. Stockdale nominated)
-----------------------------------------------------------------------------------
 a(ii).  Election of Board Members by            N/A              X
         MuniPreferred only (except California
         Value) (William J. Schneider and
         Timothy R. Schwertfeger nominated)
-----------------------------------------------------------------------------------
 b.    Election of Board Members for California  X                N/A
       Value by all common shareholders (Robert
       P. Bremner, William J. Schneider and
       Judith M. Stockdale nominated)
-----------------------------------------------------------------------------------
 2.    Ratification of the Selection of          X                X
       Auditors
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except the Funds that are Massachusetts business trusts), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of the Massachusetts business trusts (California Premium, California Dividend, Florida Investment, Florida Quality and Insured Florida), abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on September 18, 2000 will be entitled to one vote for each share held. As of September 18, 2000 shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------------------------------
          FUND                SYMBOL        COMMON SHARES           MUNIPREFERRED
---------------------------------------------------------------------------------------
 California Value              NCA            25,222,662             N/A
 California Performance        NCP            12,839,854             1,800 Series T
                                                                       640 Series W
                                                                     1,800 Series F
 California Opportunity        NCO            8,073,888              2,200 Series W
                                                                       520 Series F
 California Investment         NQC            13,444,014             3,600 Series M
                                                                       880 Series W
 California Select             NVC            22,886,436             2,400 Series T
                                                                     1,680 Series W
                                                                     3,600 Series TH
 California Quality            NUC            21,759,079             1,400 Series M
                                                                     3,000 Series W
                                                                     3,000 Series F
 Insured California            NPC            6,425,831              1,800 Series T
 Insured California 2          NCL            12,627,413             1,900 Series T
                                                                     1,900 Series TH
 California Premium            NCU            5,765,841              1,720 Series M
 California Dividend           NAC            23,402,354             3,500 Series TH
                                                                     3,500 Series F
 Florida Investment            NQF            16,387,383             3,080 Series T
                                                                     2,200 Series F
 Florida Quality               NUF            14,151,996             1,700 Series M
                                                                     1,700 Series TH
                                                                     1,280 Series F
 Insured Florida               NFL            14,290,931             1,640 Series W
                                                                     2,800 Series TH
---------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 13, 2000.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except California Value) seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year three (3) Board Members are to be elected at this meeting to serve on the Board of California Value for a three year term.

A. FOR CALIFORNIA PERFORMANCE, CALIFORNIA OPPORTUNITY, CALIFORNIA INVESTMENT, CALIFORNIA SELECT, CALIFORNIA QUALITY, INSURED CALIFORNIA, INSURED CALIFORNIA 2, CALIFORNIA PREMIUM, CALIFORNIA DIVIDEND, FLORIDA INVESTMENT, FLORIDA QUALITY AND INSURED FLORIDA.

          (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

          (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. William J. Schneider and Timothy R. Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR CALIFORNIA VALUE. The Board of California Value has designated Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members, and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in 2003, and until their successors have been duly elected and qualified. The remaining Board Members, Brown, Impellizzeri, Sawers and Schwertfeger are current and continuing Board Members. The terms of Lawrence
H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members of California Value expire in 2001. The term of Board Member Impellizzeri as a Class II Board Member of California Value, expires in 2002.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for California Premium, California Dividend, Florida Investment, Florida Quality and Insured Florida) will be required to elect Board Members of that Fund. For California Premium, California Dividend, Florida Investment, Florida Quality and Insured Florida, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds (excluding money markets funds) which each nominee beneficially owned as of September 30, 2000, as more fully described in footnote
(2) to the following table. All of the nominees were last elected to the Board at the 1999 annual meeting of shareholders except for California Value which only elected a Class II Board Member. Currently there is a vacancy on the Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                            FULL COMMON SHARES
                                                            BENEFICIALLY OWNED
                                                            SEPTEMBER 30, 2000
                                                            ------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF     YEAR FIRST ELECTED OR        THE    ALL NUVEEN
   NOMINEES AS OF SEPTEMBER 30, 2000(1)        APPOINTED A BOARD MEMBER     FUNDS    FUNDS(2)
----------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40(3)                1997--All Funds                    0        5,928
Board Member of the Funds; private investor  except
and management consultant.                   1999-- California Dividend
Lawrence H. Brown, 7/29/34(4)                1993--All Funds                    0       10,406
Board Member of the Funds; retired in        except
August 1989 as Senior Vice President of The  1999-- California Dividend
Northern Trust Company (banking and trust
industry).
Anne E. Impellizzeri, 1/26/33(5)             1994--All Funds                    0        6,580
Board Member of the Funds; Executive         except
Director (since 1998) of Manitoga (Center    1999-- California Dividend
for Russel Wright's Design with Nature),
formerly, President and Chief Executive
Officer of Blanton-Peale Institute (a
training and counseling organization);
prior thereto, Vice President, Metropolitan
Life Insurance Co.
Peter R. Sawers, 4/3/33(4)                   1991-- All Funds except as         0       17,423
Board Member of the Funds; Adjunct                 indicated below
Professor of Business and Economics,         1992-- Insured Florida
University of Dubuque, Iowa; formerly,             Insured California
(1991-2000) Adjunct Professor, Lake Forest   1993--Insured California 2
Graduate School of Management, Lake Forest,  1999--California Dividend
Illinois; prior thereto, Executive
Director, Towers Perrin Australia;
Chartered Financial Analyst; Certified
Management Consultant.
William J. Schneider, 9/24/44(3)(6)          1997--All Funds                    0       42,141
Board Member of the Funds; Senior partner    except
and Chief Operating Officer,                 1999-- California Dividend
Miller-Valentine Partners; Vice President,
Miller-Valentine Group (commercial real
estate); Member, Community Advisory Board,
National City Bank, Dayton, Ohio; Business
Advisory Council, Cleveland Federal Reserve
Bank.

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                            FULL COMMON SHARES
                                                            BENEFICIALLY OWNED
                                                            SEPTEMBER 30, 2000
                                                            ------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF     YEAR FIRST ELECTED OR        THE    ALL NUVEEN
   NOMINEES AS OF SEPTEMBER 30, 2000(1)        APPOINTED A BOARD MEMBER     FUNDS    FUNDS(2)
----------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49(4)(6)      1994--All Funds                    0      292,392
Chairman of the Board (since July 1996) and  except
President (since July 1999) of the Funds;    1999--California Dividend
Chairman (since May 1999), Trustee and
President (since July 1996) of the Funds
advised by Nuveen Institutional Advisory
Corp. Chairman, Trustee and President
(since September 1999) of the funds advised
by Nuveen Senior Loan Asset Management,
Inc.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company,
Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.;
Director (since 1996) of Institutional
Capital Corporation; Chairman and Director
(since January 1997) of Nuveen Asset
Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since
1999); Chief Executive Officer and Director
of Nuveen Senior Loan Asset Management Inc.
(since September 1999).
Judith M. Stockdale, 12/29/47(3)             1997--All Funds                    0        2,535
Board Member of the Funds; Executive         except
Director (since 1994) of the Gaylord and     1999--California Dividend
Dorothy Donnelley Foundation, a private
family foundation; prior thereto, Executive
Director (from 1990 to 1994) of the Great
Lakes Protection Fund.
----------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 2000, the Board Members and nominees were board members of 37 Nuveen open-end funds and 54 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of nine open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) The number of shares shown reflects the aggregate number of common shares beneficially owned in all of the NAC, NIAC and NSLAM funds referred to in note
(1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described below. Includes for Mr. Schwertfeger shares in which he has shared investment power with his spouse and shares held in Nuveen's 401(k)/profit sharing plan. 5,440 Nuveen fund shares not listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares. 1,057 shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

(3) Board Members Bremner, Schneider and Stockdale are currently Class III Board Members of California Value whose current term expires at the Annual Meeting, and have been nominated for a new term to expire in 2003.

(4) Board Members Brown, Sawers and Schwertfeger are continuing Class I Board Members of California Value, whose term will expire in 2001.

(5) Ms. Impellizzeri is a continuing Class II Board Member of California Value, whose term will expire in 2002.

(6) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except California Value.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except California Value, California Opportunity, California Premium and Insured California are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 1999.

                                                                      NAME OF BOARD MEMBER
                                           --------------------------------------------------------------------------
                                           ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
AGGREGATE COMPENSATION FROM THE FUNDS(1)    BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
---------------------------------------------------------------------------------------------------------------------
California Value                           $     336           357            336        336          326         336
California Performance                     $     410           429            431        430          435         416
California Opportunity                     $     259           273            259        259          252         259
California Investment                      $     430           449            452        451          456         437
California Select                          $     736           769            774        772          781         747
California Quality                         $     718           750            755        753          761         729
Insured California                         $     192           207            192        192          186         192
Insured California 2                       $     372           399            392        390          395         378
California Premium                         $     163           172            163        163          159         163
California Dividend                        $     663           781            666        750          652         664
Florida Investment                         $     508           554            540        661          550         520
Florida Quality                            $     454           483            482        605          491         465
Insured Florida                            $     441           469            469        454          478         452
Total Compensation Nuveen Funds Paid to
Board Members(2)                           $  72,500        79,750         72,500     74,750       72,500      72,500
---------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan with each Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                    NAME OF BOARD MEMBER
                         --------------------------------------------------------------------------
                         ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
    DEFERRED FEES         BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
---------------------------------------------------------------------------------------------------
California Performance   $      65             0            431        430          435         112
California Investment    $      68             0            452        451          456         117
California Select        $     116             0            774        772          781         200
California Quality       $     113             0            755        753          761         195
Insured California 2     $      59             0            392        390          395         101
California Dividend      $      50             0            332        333          317          84
Florida Investment       $      79             0            540        661          550         141
Florida Quality          $      70             0            482        605          491         126
Insured Florida          $      68             0            469        454          478         122
---------------------------------------------------------------------------------------------------

(2) Includes compensation for service on the boards of the NAC Funds paid during the calendar year ended December 31, 1999.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. One special executive committee meeting was held for the Florida Investment and Florida Quality Funds during their last fiscal year. Each other Fund held no executive committee meetings during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each of the California Funds held thirteen meetings during its last fiscal year; twelve dividend committee meetings were held for each of the Florida Funds.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons" of the Fund. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held four meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of September 30, 2000 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2001.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Alan G. Berkshire        12/28/60    Vice President and   Senior Vice President (since May
                                     Assistant Secretary  1999), General Counsel (since
                                     (since 1998)         September 1997) and Secretary
                                                          (since May 1998) of The John Nuveen
                                                          Company and Nuveen Investments;
                                                          Senior Vice President (since May
                                                          1999), and Secretary (since May
                                                          1998) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory
                                                          Corp.; Senior Vice President and
                                                          Secretary (since September 1999) of
                                                          Nuveen Senior Loan Asset Management
                                                          Inc.; prior thereto, Partner in the
                                                          law firm of Kirkland & Ellis.

Peter H. D'Arrigo        11/28/67    Vice President and   Vice President of Nuveen
                                     Treasurer (since     Investments (since January 1999),
                                     1999)                prior thereto, Assistant Vice
                                                          President (from January 1997);
                                                          formerly Associate of Nuveen
                                                          Investments; Vice President and
                                                          Treasurer (since September 1999) of
                                                          Nuveen Senior Loan Asset Management
                                                          Inc.; Chartered Financial Analyst.

Michael S. Davern        6/26/57     Vice President       Vice President of Nuveen Advisory
                                     (since 1998)         Corp. (since January 1997); prior
                                                          thereto, Vice President and
                                                          Portfolio Manager of Flagship
                                                          Financial Inc. (from September 1991
                                                          to January 1997).

Lorna C. Ferguson        10/24/45    Vice President       Vice President of Nuveen
                                     (since 1998)         Investments; Vice President of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (since
                                                          January 1998).

William M. Fitzgerald    3/2/64      Vice President       Vice President of Nuveen Advisory
                                     (since 1996)         Corp. (since December 1995); prior
                                                          thereto, Assistant Vice President
                                                          of Nuveen Advisory Corp. (from
                                                          September 1992 to December 1995);
                                                          Chartered Financial Analyst.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Stephen D. Foy           5/31/54     Vice President and   Vice President of Nuveen
                                     Controller (since    Investments and (since May 1998)
                                     1998)                The John Nuveen Company; Vice
                                                          President (since September 1999) of
                                                          Nuveen Senior Loan Asset Management
                                                          Inc.; Certified Public Accountant.

J. Thomas Futrell        7/5/55      Vice President       Vice President of Nuveen Advisory
                                     (since 1991)         Corp; Chartered Financial Analyst.

Richard A. Huber         3/26/63     Vice President       Vice President of Nuveen
                                     (since 1998)         Institutional Advisory Corp. (since
                                                          March 1998) and Nuveen Advisory
                                                          Corp. (since January 1997); prior
                                                          thereto, Vice President and
                                                          Portfolio Manager of Flagship
                                                          Financial Inc.

Steven J. Krupa          8/21/57     Vice President       Vice President of Nuveen Advisory
                                     (since 1990)         Corp.

David J. Lamb            3/22/63     Vice President       Vice President (since March 2000)
                                     (since 2000)         of Nuveen Investments, previously
                                                          Assistant Vice President (since
                                                          January 1999), prior thereto,
                                                          Associate of Nuveen Investments;
                                                          Certified Public Accountant.

Larry W. Martin          7/27/51     Vice President       Vice President, Assistant Secretary
                                     (since 1993) and     and Assistant General Counsel of
                                     Assistant Secretary  Nuveen Investments; Vice President
                                     (since 1988)         and Assistant Secretary of Nuveen
                                                          Advisory Corp., Nuveen
                                                          Institutional Advisory Corp.,
                                                          Nuveen Asset Management Inc. (since
                                                          January 1997) and Nuveen Senior
                                                          Loan Asset Management Inc. (since
                                                          September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company.

Edward F. Neild, IV      7/7/65      Vice President       Vice President of Nuveen Advisory
                                     (since 1996)         Corp. and Nuveen Institutional
                                                          Advisory Corp. (since September
                                                          1996); prior thereto, Assistant
                                                          Vice President of Nuveen Advisory
                                                          Corp. (from December 1993 to
                                                          September 1996) and Nuveen
                                                          Institutional Advisory Corp. (from
                                                          May 1995 to September 1996);
                                                          Chartered Financial Analyst.

Stephen S. Peterson      9/20/57     Vice President       Vice President (since September
                                     (since 1997)         1997); Assistant Vice President
                                                          (from September 1996 to September
                                                          1997) and, prior thereto, Portfolio
                                                          Manager of Nuveen Advisory Corp.;
                                                          Chartered Financial Analyst.

Thomas C. Spalding, Jr.  7/31/51     Vice President       Vice President of Nuveen Advisory
                                     (since 1987)         Corp. and Nuveen Institutional
                                                          Advisory Corp.; Chartered Financial
                                                          Analyst.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Gifford R. Zimmerman     9/9/56      Vice President       Vice President, Assistant Secretary
                                     (since 1993) and     and Associate General Counsel of
                                     Secretary (since     Nuveen Investments; Vice President,
                                     1998)                General Counsel and Assistant
                                                          Secretary of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory
                                                          Corp.; Vice President and Assistant
                                                          Secretary of Nuveen Senior Loan
                                                          Asset Management Inc. (since
                                                          September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company; Chartered Financial
                                                          Analyst.
---------------------------------------------------------------------------------------------

On September 30, 2000 Board Members and executive officers of the Funds as a group beneficially owned 487,137 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Board Members and executive officers of the Funds as a group did not beneficially own any Common Shares of any Fund or any shares of MuniPreferred of any Fund. As of September 18, 2000, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen Investments ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2001, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 15, 2001. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 29, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Florida Fund was June 30, 2000 and for each California Fund was August 31, 2000.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 2000 were sent (Florida Funds) or will be sent (California Funds) to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NCA1100


NUVEEN                                                                    NUVEEN CA DIVIDEND ADVANTAGE MUNICIPAL FUND
JOHN NUVEEN & CO., INC.
                                                                                 ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                                    COMMON SHARES

                                                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                             FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                        NOVEMBER 16, 2000

                                                               The annual meeting of shareholders will be held Thursday, November
                                                               16, 2000, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois.
                                                               At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints
                                                               Timothy R. Schwertfeger, Alan G. Berkshire, and Gifford R. Zimmerman,
                                                               and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on November 16, 2000, or any adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X        NUNEW 4                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
NUVEEN CA DIVIDEND ADVANTAGE MUNICIPAL FUND
Common Shares

Vote On Proposals                                           For   Withhold   For All            To withhold authority to vote, mark
                                                            All     All       Except            "For All Except and write the
                                                                                                nominee's number on the line below.
1.  ELECTION OF NOMINEES TO THE  BOARD                      [  ]   [  ]       [  ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale

2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
    CURRENT FISCAL YEAR                                                                             For     Against   Abstain
                                                                                                   [  ]      [  ]      [  ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
    YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
    COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
    OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR the election of nominees to the Board and "FOR the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date         Signature (Joint Owners)            Date




NUVEEN                                                            NUVEEN CA DIVIDEND ADVANTAGE MUNICIPAL FUND - SERIES TH, F
JOHN NUVEEN & CO., INC.
                                                                               ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                      NOVEMBER 16, 2000

                                                               The annual meeting of shareholders will be held Thursday, November
                                                               16, 2000, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois.
                                                               At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints
                                                               Timothy R. Schwertfeger, Alan G. Berkshire, and Gifford R. Zimmerman,
                                                               and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on November 16, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 5                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
NUVEEN CA DIVIDEND ADVANTAGE MUNICIPAL FUND
SERIES TH, F
Preferred Shares

      Vote On Proposals                                   For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except and write the nominee's
                                                                                           number on the line below.

1.  ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) William J. Schneider
    02) Timothy R. Schwertfeger
    03) Robert P. Bremner
    04) Lawrence H. Brown
    05) Anne E. Impellizzeri
    06) Peter R. Sawers
    07) Judith M. Stockdale

2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
    FOR THE CURRENT FISCAL YEAR                                                                     For     Against    Abstain

                                                                                                    [ ]       [ ]        [ ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR the election of nominees to the Board and "FOR the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date

